                                 Exhibit 10.1


                              September 14, 2000


Castle Creek Technology Partners LLC
77 W. Wacker Drive Ste. 4040
Chicago, Illinois 60601
Attn: Michael L. Spolan

Re: Series B Convertible Preferred Stock (the "Series B Preferred Stock")
    ---------------------------------------------------------------------

Dear Mike:

This confirms the agreement between Castle Creek Technology Partners LLC ("CC") and Webb Interactive Services, Inc. (the "Company") that was reached on September 14, 2000, regarding the exchange of the Company's Series B Preferred Stock held by CC for an equal number of shares of the Company's Series B-2 Convertible Preferred Stock (the "Series B-2 Preferred Stock") to be issued pursuant to Articles of Amendment substantially in the form attached hereto as Exhibit A (the "Series B-2 Articles of Amendment").

1.   Exchange of Stock. On or before September 29, 2000, CC will deliver to the
     -----------------
Company and the Company will accept, on the terms and subject to the conditions set forth herein and in the Exchange Agreement (as defined below), a certificate representing 6,250 shares of Series B Preferred Stock in exchange for a certificate representing 6,250 shares of Series B-2 Preferred Stock (the "Exchange").

2.   Exchange Agreement; Registration Agreement. Prior to or contemporaneously
     ------------------------------------------
with the consummation of the Exchange, the Company and CC will enter into (i) an exchange agreement substantially in the form attached hereto as Exhibit B (the "Exchange Agreement"), which shall contain schedules that do not vary materially from the schedules attached to the Securities Purchase Agreement (as defined below) and (ii) a registration agreement substantially in the form attached hereto as Exhibit C (the "Registration Agreement"). Upon the execution and delivery by both parties of the Exchange Agreement and the Registration
Agreement:

          (A) the Securities Purchase Agreement, dated as of December 31, 1999, between the Company and each of the Purchasers named therein (the "Securities Purchase Agreement") shall be amended so that Schedule
              3.17 thereto shall include only P. Evans, W. Cullen, L. Branson,
              G. Hagan and S. Greenman; and

          (B) the Registration Rights Agreement, dated as of December 31, 1999, between the Company and each of the Purchasers named therein (the "Registration Rights Agreement") shall be amended so that all references to "Preferred Shares", "Preferred Stock", "Articles of Incorporation", "Articles of Amendment" and "Conversion Shares" shall be deleted.

Except as amended hereby, the Securities Purchase Agreement and the Registration Rights Agreement will continue in full force and effect in accordance with their respective terms.

3.   8-K Filing. The Company agrees to file a Form 8-K describing the Exchange
     ----------
in full and in a manner sufficient to permit CC to make sales under the Registration Statements numbered 333-87887 and 333-33352 declared effective February 16, 2000 and April 4, 2000, respectively and attaching this letter agreement and all exhibits hereto as soon as practicable and in no event later than the close of business on Tuesday, September 19, 2000 and to file as soon as possible and in any event within one business day following the occurrence of any event for which such a filing would be necessary to permit the continuance of such sales additional Forms 8-K or amendments thereto sufficient to permit such continued sales.

4.   Conversion Price. The parties agree that the conversion price that will
     ----------------
apply to the Series B-2 Preferred Stock pursuant to the Series B-2 Articles of Amendment will be fixed at $10.20408 (subject to adjustment as described in the Series B-2 Articles of Amendment). Such conversion price will be reduced by $1.020408 (subject to adjustment as described in the Series B-2 Articles of Amendment) in the event that: (i) the Exchange is not effected on or before September 29, 2000, and such delay is not caused primarily by any act or failure to act on the part of CC or any other holder of the Series B-2 Preferred Stock, provided that if the Exchange is delayed as a result of the failure of the Company to satisfy any condition to the closing of the Exchange, such delay shall not be deemed to be caused by any act or failure to act by CC or any such holder, or (ii) the Company fails to file the registration statement required to be filed by it pursuant to the Registration Agreement (the "Exchange Registration Statement") on or before September 29, 2000, provided that, if such filing is delayed primarily as a result of the failure of any holder of the Series B-2 Preferred Stock to provide its comments (or to indicate that it has no comments) on the Exchange Registration Statement by the close of business on the business day immediately following such holder's receipt of a draft thereof, as long as the Company has provided each holder with such draft at least three business days prior to the filing thereof, such date shall be extended by the number of days beginning on the day following such business day and ending on the day on which each holder provides such comments (or indicates that it has none),or (iii) the Company fails to file a Form 8-K in the form required by paragraph 3 above on or before the close of business on Tuesday, September 19, 2000. Such Conversion Price, whether or not previously adjusted, shall be reduced or further reduced by $1.020408 (subject to adjustment as described in the series B-2 Articles of Amendment) in the event that the Exchange Registration Statement is not declared effective on or before December 31, 2000, provided that if the Exchange Registration Statement is not declared effective on or before such date primarily as a result of an act or failure to act by a holder of the B-2 Preferred

Stock, such date shall be extended by the number of days (if any) on which such act or failure to act was the primary cause of such delay.

5.   Registration Default. If the Exchange Registration Statement is not
     --------------------
declared effective by the Securities and Exchange Commission on or before April 15, 2001 (a "Default Event"), the Company shall pay to CC an amount equal to the
             -------------
lesser of (x) two percent (2%) per thirty calendar day period (prorated for any period of less than thirty calendar days) and (y) the highest rate permitted by applicable law, times $6,250,000, accruing daily and compounded monthly, from
                -----
the date on which a Default Event occurs until the date on which such Default Event has been cured and is no longer continuing, provided that such amount will not accrue with respect to any day on which such Default Event was primarily caused by an act or failure to act by a holder of the Series B-2 Preferred Stock.

6.   Acknowledgements. The parties acknowledge that the Company is negotiating
     ----------------
an agreement similar to this Agreement with the other holder of Series B Preferred Stock. The Company agrees that in no event will such other agreement contain terms that are more favorable to such holder than the terms hereof are to CC. Neither this Agreement nor such other agreement, nor any negotiations between the Company and either holder of Series B Preferred Stock, shall be deemed to result in such holders constituting a "group" as such term is used in
Section 13(d) under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. The Company acknowledges and agrees that the Exchange will be effected in reliance upon the exemption from securities registration afforded by the provisions Section 3(a)(9) of the Securities Act of 1933, as amended (the "Act"), and that, as such, the holding period required by Rule 144 under the Act for sales of shares issuable pursuant to the Series B-2 Preferred Stock will begin on the date on which CC acquired the Series B Preferred Stock.

7.   Entire Agreement; Amendments; Waiver. This Agreement constitutes the
     ------------------------------------
entire agreement between the parties with regard to the subject matter hereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and CC.

8.   Governing Law; Jurisdiction. This Agreement shall be governed by and
     ---------------------------
construed under the laws of the State of Illinois without regard to the conflict of laws provisions thereof.

If this letter correctly sets forth the agreement between CC and the Company with respect to the subject matter hereof, please sign in the space indicated below, whereupon this letter will constitute each party's binding agreement.

WEBB INTERACTIVE SERVICES, INC.


By: /s/ William R. Cullen
   -----------------------------
  Name: William R. Cullen
  Title: Chief Financial Officer



Accepted and Agreed:

CASTLE CREEK TECHNOLOGY PARTNERS LLC


By:  Castle Creek Partners, L.L.C.
Its: Investment Manager

     By:  /s/ Michael L. Spolan
        ---------------------------------------
         Michael L. Spolan, Managing Director

                                   Exhibit A

                             ARTICLES OF AMENDMENT

                                    to the

                           ARTICLES OF INCORPORATION

                                      of

                        WEBB INTERACTIVE SERVICES, INC.

                         Pursuant to Section 7-106-102
                   of the Colorado Business Corporation Act

          WEBB INTERACTIVE SERVICES, INC., a Colorado corporation (the "Corporation"), hereby amends its Articles of Incorporation by adopting these Articles of Amendment ("Articles of Amendment") pursuant to Section 7-106-102 of
                        ---------------------
the Colorado Business Corporation Act to authorize a series of the Corporation's previously authorized Preferred Stock, no par value (the "Preferred Stock"), as
                                                          ---------------
follows:

          1. The name of the Corporation is WEBB INTERACTIVE SERVICES, INC.

          2. The Corporation's Board of Directors duly adopted these Articles of Amendment on September ___, 2000.

          3. These Articles of Amendment hereby amend Article [   ] of the
Corporation's Articles of Incorporation by adding the following language at the end of such Article as follows:


[_].      SERIES B-2 CONVERTIBLE PREFERRED STOCK
          --------------------------------------

1.   DESIGNATION AND AMOUNT.
     ----------------------

     The designation of this series, which consists of twelve thousand five hundred (12,500) shares of Preferred Stock, is the "Series B-2 Convertible Preferred Stock" (the "Series B-2 Preferred Stock") and the face amount of each
                       --------------------------
share of Series B-2 Preferred Stock (each, a "Preferred Share" and collectively,
                                              ---------------
the "Preferred Shares") shall be One Thousand Dollars ($1,000) per Preferred
     ----------------
Share (the "Stated Value"). The date on which the Preferred Shares are issued
            ------------
pursuant to the Securities Purchase Agreement, dated December 31, 1999, as amended by the Letter Agreement dated September 14, 2000, between the Corporation and the Purchasers named therein (the "Securities Purchase
                                                   -------------------
Agreement") is referred to herein as the "Issue Date". The Corporation has
                                          ----------
agreed to register the shares of Corporation's Common Stock, no par value (the

"Common Stock"),
-------------
pursuant to a Registration Rights Agreement (the "Registration Rights
                                                  -------------------
Agreement"). The holders of Preferred Shares are each referred to as a "Holder"
---------                                                               ------
and, collectively, as the "Holders".
                           -------

2.   DIVIDENDS.
     ---------

     The Series B-2 Preferred Stock will not bear dividends.

3.   PRIORITY.
     --------

     (a)  Payment upon Dissolution.
          ------------------------

          (i) Upon the occurrence of (x) any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, commenced by the Corporation or by its creditors, as such, or relating to its assets or (y) the dissolution or other winding up of the Corporation whether total or partial, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy proceedings, or (z) any assignment for the benefit of creditors or any marshalling of the material assets or material liabilities of the Corporation (each, a "Liquidation
                                                                     -----------
Event"), no distribution shall be made to the holders of any shares of Junior
-----
Securities (as defined below) unless, following the payment of preferential amounts on all Senior Securities (as defined below), each Holder shall have received the Liquidation Preference (as defined below) with respect to each Preferred Share then held by such Holder. In the event that upon the occurrence of a Liquidation Event, and following the payment of preferential amounts on all Senior Securities (as defined below), the assets available for distribution to the Holders and the holders of Pari Passu Securities are insufficient to pay the Liquidation Preference with respect to all of the outstanding Preferred Shares and the preferential amounts payable to such holders, the entire assets of the Corporation shall be distributed ratably among the Preferred Shares and the shares of Pari Passu Securities in proportion to the ratio that the preferential amount payable on each such share (which shall be the Liquidation Preference in the case of a Preferred Share) bears to the aggregate preferential amount payable on all such shares.

          (ii) The "Liquidation Preference" with respect to a Preferred Share
                    ----------------------
shall mean an amount equal to the Stated Value of such Preferred Share.  "Junior
                                                                          ------
Securities" shall mean the Common Stock and all other capital stock of the
----------
Corporation that are not Pari Passu Securities or Senior Securities.  "Pari
                                                                       ----
Passu Securities" shall mean any securities ranking by their terms pari passu
----------------
with the Series B-2 Preferred Stock in respect of redemption or distribution upon liquidation. "Senior Securities" shall mean (i) any debt issued or assumed
                   -----------------
by the Corporation and (ii) any securities of the Corporation which by their terms have a preference over the Series B-2 Preferred Stock in respect of redemption or distribution upon liquidation.

4.   CONVERSION.
     ----------

     (a)  Right to Convert.  Each Holder shall have the right to convert, at any
          ----------------
time and from time to time after the Issue Date, all or any part of the Preferred Shares held by such Holder into such number of fully paid and non-assessable shares ("Conversion Shares") of the
                                                      -----------------
Common Stock as is determined in accordance with the terms hereof (a "Conversion").
 ----------

     (b)  Conversion Notice. In order to convert Preferred Shares, a Holder
          -----------------
shall send to the Corporation by facsimile transmission, at any time prior to 11:59 p.m., eastern time, on the date on which such Holder wishes to effect such Conversion (the "Conversion Date"), (i) a notice of conversion in substantially
                 ---------------
the form of Exhibit A hereto (a "Conversion Notice") stating the number of
                                 -----------------
Preferred Shares to be converted, the applicable Conversion Price (as defined below) and a calculation of the number of shares of Common Stock issuable upon such Conversion and (ii) a copy of the certificate or certificates representing the Preferred Shares being converted. The Holder shall thereafter send the original of the Conversion Notice and of such certificate or certificates to the Corporation. The Corporation shall issue a new certificate for Preferred Shares in the event that less than all of the Preferred Shares represented by a certificate delivered to the Corporation in connection with a Conversion are converted. Except as otherwise provided herein, upon delivery of a Conversion Notice by a Holder in accordance with the terms hereof, such Holder shall, as of the applicable Conversion Date, be deemed for all purposes to be record owner of the Common Stock to which such Conversion Notice relates. In the case of a dispute between the Corporation and a Holder as to the calculation of the Conversion Price or the number of Conversion Shares issuable upon a Conversion (including without limitation the calculation of any adjustment to the Conversion Price pursuant to Section 6 below), the Corporation shall issue to such Holder the number of Conversion Shares that are not disputed within the time periods specified in paragraph 4(e) below and shall submit the disputed calculations to its independent accountant within two (2) Business Days of receipt of such Holder's Conversion Notice. The Corporation shall cause such accountant to calculate the Conversion Price as provided herein and to notify the Corporation and such Holder of the results in writing no later than three
(3) Business Days following the Corporation's receipt of such Holder's Conversion Notice (such 3/rd/ Business Day being referred to herein as the "Disputed Share Calculation Date"). Such accountant's calculation shall be
--------------------------------
deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

     (c)  Number of Conversion Shares; Conversion Price.
          ---------------------------------------------

          (A) The number of Conversion Shares to be delivered by the Corporation pursuant to a Conversion shall be determined by dividing (i) the aggregate Stated Value of the Preferred Shares to be converted by (ii) the Conversion Price (as defined below) in effect on the applicable Conversion Date.

          (B)  "Conversion Price" shall be, subject to adjustment for the events
                ----------------
specified in Section 6 below, $10.20408 (the "Initial Conversion Price"), provided that if the Effective Date (as defined below) is not on or prior to December 31, 2000, the Initial Conversion Price shall thereafter be $9.183672; provided, further, that in the event that the Effective Date is not on or prior to April 15, 2001, the Initial Conversion Price shall thereafter be reduced by an additional .066% for each day following April 15, 2001, until the Effective Date. In the event that the delay in the Effective

Date is due to one of the Purchasers, the applicable adjustment date shall be delayed by the number of days by which the Effective Date has been so delayed.

     (d)  Certain Definitions. "Business Day" means any day on which the New
          -------------------   ------------
York Stock Exchange and commercial banks located in the City of New York are open for business. "Closing Bid Price" means, with respect to the Common Stock,
                    -----------------
the closing bid price for the Common Stock occurring on a given Trading Day on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or, if Bloomberg Financial Markets is not then reporting such prices, by a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to each Holder of the then outstanding Preferred Shares (collectively, "Bloomberg") or if the foregoing does not apply, the last
                ---------
reported bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no bid price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. (collectively, the "Applicable Reporting
                                                           --------------------
Entity").  If the Closing Bid Price cannot be calculated for such security on
--------
any of the foregoing bases, the Closing Bid Price of such security shall be the fair market value as reasonably determined by an independent investment banking firm selected by all of the Holders of Preferred Shares, and reasonably acceptable to the Corporation, with the costs of such appraisal to be borne by the Corporation. "Effective Date" means the day on which the Registration
                   --------------
Statement for the Conversion Shares (as defined in the Registration Rights Agreement) is declared effective by the Securities and Exchange Commission.

"Market Price" means the average Closing Bid Price for the Common Stock
-------------
occurring during the period of ten (10) consecutive Trading Days immediately preceding (but not including) the date of determination (but in no event greater than the Closing Bid Price on the Trading Day immediately preceding such date of determination); provided that if the Market Price cannot be calculated as aforesaid, such Market Price shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to the Holders of a majority of the Preferred Shares then outstanding, with the costs of such appraisal to be borne by the Corporation. "Trading Day" means any day on which the Common Stock is purchased and sold on
------------
the principal securities exchange or market on which the Common Stock is then listed or traded.

     (e)  Delivery of Conversion Shares. Upon receipt of a Conversion Notice
          -----------------------------
from a Holder, the Corporation shall, on or before the close of business on the later to occur of (i) the third (3rd) Business Day following the Conversion Date set forth in such Conversion Notice and (ii) with respect to Conversion Shares that are the subject of a dispute as described in paragraph 4(b) above, the Business Day immediately following the Disputed Share Calculation Date (the applicable such Business Day being referred to herein as a "Delivery Date"),
                                                            -------------
issue and deliver or cause to be delivered to such Holder the number of Conversion Shares to which such Holder is entitled to receive as provided herein. The Corporation shall effect delivery of Conversion Shares to a Holder by, as long as the transfer agent for the Corporation (the "Transfer Agent")
                                                            --------------
participates in the Depository Trust Company ("DTC") Fast Automated Securities
                                               ---
Transfer program ("FAST"), crediting the account of such Holder or its nominee
                   ----
at DTC (as specified in the applicable Conversion Notice or otherwise in writing) with the number of Conversion Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that Transfer Agent is not a participant in FAST, or if Conversion Shares are not otherwise eligible for delivery through FAST, or if a Holder so specifies in a Conversion Notice or otherwise in writing on or before the Delivery Date, the Corporation shall effect delivery of Conversion Shares by delivering to the Holder or its nominee physical certificates representing such shares, no later than the close of business on such Delivery Date. If any Conversion would create a fractional Conversion Share, such fractional share shall be disregarded and the number of Conversion Shares shall be the rounded to the nearest whole number of shares. Conversion Shares delivered to a Holder shall not contain any restrictive legend as long as (A) the resale, transfer, pledge or other disposition of such shares is covered by an effective registration statement and such Holder represents in writing to the Corporation that such shares have been or are being sold pursuant to such registration statement, (B) such shares have been publicly sold pursuant to Rule 144 ("Rule
                                                                          ----
144"), or (C) such shares can be sold pursuant to Rule 144(k) under Securities
---
Act of 1933, as amended (the "Securities Act"), or any successor rule or
                              --------------
provision.

     (f)  Failure to Deliver Conversion Shares.
          ------------------------------------

          (i) In the event that, as a result of any willful action or failure to act on the part of the Corporation (whether under these Articles of Amendment, under any other Transaction Document (as defined in the Securities Purchase Agreement) or otherwise, including without limitation a failure by the Corporation to have a sufficient number of shares of Common Stock authorized and reserved for issuance pursuant to conversions of Preferred Shares), a Holder has not received certificates (without any restrictive legend in the circumstances described in clause (A), (B) or (C) of paragraph 4(e) above) representing the number of Conversion Shares specified in the applicable Conversion Notice on or before the Delivery Date therefor (a "Conversion Default"), and such failure to
                                      ------------------
deliver certificates continues for ten (10) Business Days following the delivery of written notice thereof from such Holder (such tenth Business Day being referred to herein as the "Conversion Default Date"), the Corporation shall pay
                           -----------------------
to such Holder payments ("Conversion Default Payments") in the amount of (i) "N"
                          ---------------------------
multiplied by (ii) the aggregate Stated Value of the Preferred Shares which are
-------------
the subject of such Conversion Default multiplied by (iii) one percent (1%),
                                       -------------
where "N" equals the number of days elapsed between the Conversion Default Date and the earlier to occur of (i) the date on which all of the certificates (without any restrictive legend in the circumstances described in clause (A), (B) or (C) of paragraph 4(e) above) representing such Conversion Shares are issued and delivered to such Holder, (ii) the date on which such Preferred Shares are redeemed pursuant to the terms hereof and (iii) the date on which a Withdrawal Notice (as defined below) is delivered to the Corporation. Amounts payable hereunder shall be paid to the Holder in immediately available funds on or before the fifth (5th) Business Day of the calendar month immediately following the calendar month in which such amounts have accrued.

          (ii) In the event that a Holder has not received certificates
(without any restrictive legend in the circumstances described in clause (A),
(B) or (C) of paragraph 4(e) above) representing the Conversion Shares by the tenth (10/th/) Business Day following a Conversion Default as a result of any willful action or any failure to act on the part of the Corporation (whether under these Articles of Amendment, under any other Transaction Document (as defined in the Securities Purchase Agreement) or otherwise, including without limitation a failure by the Corporation to have a sufficient number of shares of Common Stock authorized and reserved for issuance pursuant to conversions of Preferred Shares), such Holder may, upon written notice (a "Withdrawal Notice") delivered to the Corporation on
                             -----------------
such Business Day or on any Business Day thereafter (unless, prior to the delivery of such notice, such Conversion Shares are delivered to such Holder), withdraw its Conversion Notice with respect to such Conversion Shares and regain its rights as a Holder of the Preferred Shares that are the subject of such Conversion Default. In such event, the Conversion Price in effect when such Preferred Shares are thereafter converted shall be equal to the lowest Conversion Price or (if lower) Market Price occurring on or after the date of such Conversion Notice reduced by one percent (1%) for each day occurring during the period immediately following such 10th Business Day until the day on which the such Holder delivers a Withdrawal Notice to the Corporation; provided, however, that the maximum percentage by which such Conversion Price may be reduced hereunder shall be fifty percent (50%). (For example, if such Conversion Default were to continue for five days following such 10th Business Day, such Conversion Price would be reduced by 5%; if for ten days, by 10%; and for fifty days or more, 50%, so that the number of Conversion Shares deliverable upon conversion of such Preferred Shares would be increased proportionately). Upon delivery by a Holder of a Withdrawal Notice, such Holder shall retain all of such Holder's rights and remedies with respect to the Corporation's failure to deliver such Conversion Shares (including without limitation the right to receive the cash payments specified in subparagraph 4(f)(i) above).

          (iii) In addition to any other remedies provided herein, each Holder shall have the right to pursue actual damages for the Corporation's failure to issue and deliver Conversion Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of shares of Common Stock by such Holder to make delivery on a sale lawfully effected in anticipation of receiving Conversion Shares upon Conversion, such damages to be in an amount equal to (A) the aggregate amount paid by such Holder for the shares of Common Stock so purchased minus (B) the aggregate Conversion Price for such Conversion
                   -----
Shares, and such Holder shall have the right to pursue all other remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

          (g)  Conversion at Maturity. On the later of December 31, 2000, or ten
(10) days after the Effective Date (the "Determination Date"), all Preferred Shares then held by the Holders (and with respect to which a Holder has not submitted a Notice of Conversion) shall be automatically converted into the number of shares of Common Stock equal to the Stated Value of such Preferred Shares divided by the Conversion Price then in effect (a "Conversion at
       ----------                                         -------------
Maturity"); provided, however, that if, on the Determination Date, (i) the
--------
number of shares of Common Stock authorized, unissued and unreserved for all other purposes, or held in the Corporation's treasury, is not sufficient to effect the issuance and delivery of the number of Conversion Shares into which all outstanding Preferred Shares are then convertible, (ii) the Common Stock is not actively traded on either the Nasdaq National or SmallCap Market, (iii) a Mandatory Redemption Event (as defined herein) has occurred and is continuing,
(iv) the conversion of a Holder's Preferred Shares pursuant to the Conversion at Maturity would violate the provisions of Section 5 below; provided, however, that in such event the Conversion at Maturity would apply
--------  -------
solely to those Preferred Shares the conversion of which would not violate
Section 5 as of the Determination Date and provided, further, that the
                                           --------  -------
determination on the Determination Date of a Holder's beneficial ownership of Common Stock pursuant to paragraph 5(b) above shall exclude any shares of Common Stock acquired by such Holder otherwise than pursuant to the conversion or exercise of securities outstanding on the date hereof, or (v) the Registration Statement for the Conversion Shares (as defined in the Registration Rights Agreement) is not effective and available for the resale of all Conversion Shares issuable on the Determination Date upon the conversion or exercise of all Preferred Shares then outstanding (without regard to any limitations on such conversion), each Holder shall have the option, upon written notice to the Corporation, to regain its rights as a holder of Preferred Shares (which, in the circumstances described in clause (iv) above, would comprise the Preferred Shares not converted pursuant to the proviso of clause (iv)), including without limitation, the right to convert such Preferred Shares in accordance with the terms of paragraphs 4(a) through 4(f) hereof and, upon delivery of such notice, such Preferred Shares shall not be subject to a Conversion at Maturity hereunder until the thirtieth (30/th/) day following the later of (a) the date on which the event specified (i), (ii), (iii), (iv), or (v) is no longer continuing and
(b) the date on which the Corporation delivers to each Holder written notice to such effect, and in such event, such thirtieth day shall be deemed to be the Determination Date for purposes of these Articles of Amendment. In the event that the Registration Statement for the Conversion Shares (as defined in the Registration Rights Agreement) has not been effective and available to each Holder for the resale of the maximum number of Conversion Shares issuable upon conversion or exercise of such Holder's Preferred Shares (without regard to any limitations on such conversion or exercise), for any period or periods on or after the Effective Date and before the Determination Date (collectively, a "Blackout Period"), the Determination Date (the "Original Determination Date") shall be delayed for a period of days equal to the Blackout Period (the Trading Day immediately following last day of such period being referred to herein as the "Delayed Determination Date") and the Delayed Determination Date shall be deemed to be the Determination Date for the purposes of these Articles of Amendment. If a Conversion at Maturity occurs, the Corporation and each Holder shall follow the procedures for Conversion set forth in this Section 4, with the Determination Date deemed to be the Conversion Date, except that the Holder shall not be required to send a Conversion Notice as contemplated by paragraph 4(b).

5.   CONVERSION LIMITATIONS.
     ----------------------

     In no event shall a Holder be permitted to convert any Preferred Shares in excess of the number of such shares, upon the Conversion of which:

     (a) the number of Conversion Shares to be issued pursuant to such Conversion, when added to the number of shares of Common Stock issued pursuant to all prior Conversions of Preferred Shares by the Holders thereof, would exceed the maximum number of shares of Common Stock issuable by the Corporation without stockholder approval in compliance with the continued listing requirements of either the Nasdaq National or SmallCap Market (the "Cap
                                                                    ---
Amount"), except
------
that such limitation shall not apply in the event that (i) the Corporation obtains the approval of the holders of a majority of the Corporation's Common Stock for the issuance of Common Stock in excess of the Cap Amount (it being understood that any Holder whose Cap Allocation Amount (as defined below) represents one hundred and seventy-five percent (175%) or less of (A) the number of Conversion Shares into which the Preferred Shares then held by such Holder are convertible at the Conversion Price then in effect (without regard to any restrictions or limitations on such conversion) plus (B) the number of
                                                ----
Conversion Shares into which such Holder has previously converted Preferred Shares shall have the right to require the Corporation, upon written notice to such effect, to seek such approval by means of a special meeting of stockholders to be held as soon as practicable following the Corporation's receipt of such notice, but in any case within ninety (90) days following such receipt, and to recommend such approval to its stockholders at such special meeting) or (ii) the Holders of a majority of the number of Preferred Shares then outstanding obtain an opinion of counsel reasonably satisfactory to the Corporation that such approval is not required. Until such approval or opinion is obtained, no purchaser of Preferred Shares pursuant to the Securities Purchase Agreement (each, a "Purchaser" and together the "Purchasers") shall be issued, upon
          ---------
Conversion of the Preferred Shares, Conversion Shares in an amount greater than the product of (A) the Cap Amount times (B) a fraction, the
                                  -----
numerator of which is the number of Preferred Shares issued to such Purchaser pursuant to the Securities Purchase Agreement and the denominator of which is the aggregate amount of all of the Preferred Shares issued to the Purchasers pursuant to the Securities Purchase Agreement (the "Cap Allocation Amount"). In
                                                    ---------------------
the event that any Purchaser shall sell or otherwise transfer any of such Purchaser's Preferred Shares, the transferee shall be allocated a pro rata portion of such Purchaser's Cap Allocation Amount. In the event that any Holder converts all of such Holder's Preferred Shares into a number of Conversion Shares which, in the aggregate, is less than such Holder's Cap Allocation Amount, then the difference between such Holder's Cap Allocation Amount and the number of Conversion Shares actually issued to such Holder shall be allocated to the respective Cap Allocation Amounts of the remaining Holders of Preferred Shares on a pro rata basis in proportion to the number of Preferred Shares then held by each such Holder; or

     (b) (x) the number of shares of Common Stock beneficially owned by such Holder (other than shares of Common Stock issuable upon conversion of such Preferred Shares or which would otherwise be deemed beneficially owned except for being subject to a limitation on conversion or exercise analogous to the limitation contained in this paragraph 5(b)) plus (y) the number of shares of
                                             ----
Common Stock issuable upon the Conversion of such Preferred Shares, would be equal to or exceed (z) 4.99% of the number of shares of Common Stock then issued and outstanding. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder. To the extent that the limitation contained in this paragraph applies (and without limiting any rights the Corporation may otherwise have), the Corporation may rely on the Holder's determination of whether Preferred Shares are convertible pursuant to the terms hereof, the Corporation having no obligation whatsoever to verify or confirm the accuracy of such determination, and the submission of a Conversion Notice by the Holder shall be deemed to be the Holder's representation that the Preferred Shares specified therein are convertible pursuant to the terms hereof. This paragraph may be amended by all of the Holders of Preferred Shares then outstanding only with the consent of the holders of a majority of the shares of Common Stock then outstanding. Nothing contained herein shall be deemed to restrict the right of a Holder to convert Preferred Shares at such time as the Conversion thereof will not violate the provisions of this paragraph 5(b).

6.   ADJUSTMENTS TO CONVERSION PRICE.
     -------------------------------

          (a)  Adjustment to Fixed Conversion Price Due to Stock Split, Stock
               --------------------------------------------------------------
Dividend, Etc. If, prior to the Conversion of all of the Preferred Shares, (A)
-------------
the number of outstanding shares of Common Stock is increased by a stock split, a stock dividend on the Common Stock, a reclassification of the Common Stock, or other similar event, the Conversion Price shall be proportionately reduced, which reduction shall be effected on the date on which the Corporation announces such event; or (B) the Corporation issues Common Stock, whether upon the exercise of rights, warrants, securities convertible or exercisable into Common Stock or otherwise, at a price (the "Issue Price") that is less than the current
                                     -----------
Market Price thereof at the time of such issuance, the Conversion Price that would otherwise be in effect on a particular date following such issuance shall be proportionately reduced in order to account for the difference between the Issue Price and such Market Price; provided, however, that if the Issue Price is lower than the Conversion Price otherwise in effect on the date of such issuance, such Conversion Price will be reduced to the lower of the amount determined by this clause (B) and the amount determined by clause (D) below; (C) the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares or other similar event, the Conversion Price shall be proportionately increased, which increase shall be effected on the date on which the Corporation announces such event; or (D) the Corporation issues Common Stock, whether upon the exercise of rights, warrants, securities convertible or exercisable into Common Stock or otherwise, at a price that is lower than the Conversion Price in effect on any Conversion Date following the date of such issuance, such Conversion Price shall be reduced to such lower price.

     In no event shall any adjustment pursuant to clause (B) or clause (D) above result in a Conversion Price that exceeds the Conversion Price that would otherwise apply in the absence of such adjustment.

     (b)  Adjustment to Conversion Price During Reference Period. If, prior to
          ------------------------------------------------------
the Conversion of all of the Preferred Shares, the number of outstanding shares of Common Stock is increased or decreased by a stock split, a stock dividend on the Common Stock, a combination, a reclassification of the Common Stock or other similar event, and such event takes place during the reference period for the determination of the Conversion Price for any Conversion thereof, the Conversion Price shall be calculated giving appropriate effect to the stock split, stock dividend, combination, reclassification or other similar event for all Trading Days occurring during such reference period.

     (c)  Adjustment Due to Merger, Consolidation, Etc. If, prior to the
          --------------------------------------------
Conversion of all of the Preferred Shares, there shall be any merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Corporation or another entity (an "Exchange Transaction"), then such
                                          --------------------
Holder shall (A) upon the consummation of such Exchange Transaction, have the right to receive, with respect to any shares of Common Stock then held by such Holder, or which such Holder is then entitled to receive pursuant to a Conversion Notice previously delivered by such Holder (and without regard to whether such shares contain a restrictive legend or are freely-tradable), the same amount and type of consideration (including without limitation, stock, securities and/or other assets) and on the same terms as a holder of shares of Common Stock would be entitled to receive in connection with the consummation of such Exchange Transaction (the "Exchange Consideration"), and (B) upon the
                                ----------------------
Conversion of Preferred Shares occurring subsequent to the consummation of such Exchange Transaction (a "Subsequent Conversion"), have the right to receive the
                         ---------------------
Exchange Consideration which such Holder would have been entitled to receive in connection with such Exchange Transaction had such shares been converted immediately prior to such Exchange Transaction at the Conversion Price applicable on the Conversion Date relating to such Subsequent Conversion, and in any such case appropriate provisions shall be made with respect to the rights and interests of such Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Conversion Price and of the number of shares of Common Stock issuable upon a Conversion) shall thereafter be applicable as nearly as may be practicable in relation to any securities thereafter deliverable upon the Conversion of such Preferred Shares. The Corporation shall not effect any Exchange Transaction unless (i) it first gives to each Holder twenty (20) days prior written notice of such Exchange Transaction (an "Exchange Notice"), and makes a public announcement of such
                 ---------------
event at the same time that it gives such notice (it being understood that the filing by the Corporation of a Form 8-K for the purpose of disclosing the anticipated consummation of the Exchange Transaction shall constitute an Exchange Notice for purposes of this provision) and (ii) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligations of the Corporation hereunder, including the terms of this subparagraph 6(c), and under the Securities Purchase Agreement and the Registration Rights Agreement.

     (d)  Distribution of Assets. If the Corporation or any of its subsidiaries
          ----------------------
shall declare or make any distribution of cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or the immediately preceding year), or any rights to acquire any of the foregoing, to holders of Common Stock (or to a holder, other than the Corporation, of the common stock of any such subsidiary) as a partial liquidating dividend, by way of return of capital or otherwise, including any dividend or distribution in shares of capital stock of a subsidiary of the Corporation (collectively, a "Distribution"), then each Holder shall be entitled to receive, at the same time
  ------------
as such assets are received by a holder of such stock, an amount and type of such Distribution as though such Holder were a holder on the record date therefor of a number of shares of Common Stock determined by dividing the Liquidation Preference of the Preferred Shares held by such Holder on such record date by the lower of the Market Price and the Conversion Price in effect on such record date (such number of shares to be determined without regard to any limitation on conversion of the Preferred Shares that may exist pursuant to these Articles of Amendment or otherwise).

     (e) Adjustment Due to Major Announcement.  If the Corporation (i) makes a
         ------------------------------------
public announcement that it intends to enter into a Change of Control Transaction (as defined below) or (ii) any person, group or entity (including the Corporation) publicly announces a tender offer, exchange offer or other transaction to purchase 50% or more of the Common Stock (such announcement being referred to herein as a "Major Announcement" and the date on which a Major
                         ------------------
Announcement is made, the "Announcement Date"), then, in the event that a Holder
                           -----------------
seeks to convert Preferred Shares on or following the Announcement Date, the Conversion Price shall, effective upon the Announcement Date and continuing through the fifth (5th) Business Day following the earlier to occur of the consummation of the proposed transaction or tender offer, exchange offer or other transaction and the Abandonment Date (as defined below), be equal to the lowest of (x) the Conversion Price in effect on the Announcement Date, (y) the Market Price on the Announcement Date and (z) the Conversion Price that would otherwise be in effect on the Conversion Date for such Preferred Shares. "Abandonment Date" means with respect to any proposed transaction or tender
 ----------------
offer, exchange offer or other transaction for which a public announcement as contemplated by this paragraph 6(e) has been made, the date upon which the Corporation (in the case of clause (i) above) or the person, group or entity (in the case of clause (ii) above) publicly announces the termination or abandonment of the proposed transaction or tender offer, exchange offer or another transaction which caused this paragraph 6(e) to become operative.

     (f) Issuance of Other Securities.  If, at any time after the Closing Date,
         ----------------------------
the Corporation shall issue any securities which are convertible into or exchangeable for Common ("Convertible Securities") either (i) at a conversion or exchange rate based on a discount from the Market Price of the Common Stock at the time of conversion or exercise or (ii) with a fixed conversion or exercise price less than the Conversion Price, then, at the Holder's option: (x) in the case of clause (i), the Conversion Price in respect of any conversion of the Preferred Shares after such issuance shall be calculated utilizing the greatest discount applicable to any such Convertible Securities; and (y) in the case of clause (ii), the Conversion Price shall be proportionately reduced. If the Corporation shall issue any Convertible Securities that are convertible into or exchangeable for shares of Common Stock on a basis different from that of these Articles of Amendment, each Holder may elect that the provisions of these Articles of Amendment be revised to incorporate such different provisions with respect to conversion or exchange, subject to the limitations of Section 5 hereof; provided, however, Purchaser may not select provisions on a non-integrated basis which would have an inequitable result on the intent of this provision.

     (g) Adjustment Pursuant to Other Agreements. In addition to and without
         ---------------------------------------
limiting in any way the adjustments provided in this Section 6, the Conversion Price shall be adjusted as may be required by the provisions of the Registration Rights Agreement and/or by the provisions of the Securities Purchase Agreement.

     (h) No Fractional Shares.  If any adjustment under this Section would
         --------------------
create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Conversion shall be rounded to the nearest whole number of shares.

     (i)  Exceptions to Adjustment of Conversion Price.  No adjustment to the
          --------------------------------------------
Conversion Price will be made (i) upon the exercise or conversion of any warrants, options or convertible securities issued and outstanding on the date hereof in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee, consultant or director benefit plan of the Corporation now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose;
(iii) upon the issuance of the Conversion Shares; or (iv) upon the exercise of the Warrants.

7.   REDEMPTION.
     ----------

     (a)  Mandatory Redemption.  In the event that a Mandatory Redemption Event
          --------------------
(as defined below) occurs, each Holder shall have the right to require the Corporation to redeem all or any portion of the Preferred Shares held by such Holder (a "Mandatory Redemption") at the Mandatory Redemption Price (as defined
           --------------------
herein). In order to exercise its right to effect a Mandatory Redemption, a Holder must deliver a written notice (a "Mandatory Redemption Notice") to the
                                         ---------------------------
Corporation at any time on or before 11:59 p.m. (eastern time) on the third (3/rd/) Business Day following the Business Day on which the Mandatory Redemption Event to which such Mandatory Redemption Notice relates is no longer continuing. The Mandatory Redemption Notice shall specify the effective date of such Mandatory Redemption (the "Mandatory Redemption Date") and the number of
                                -------------------------
such shares to be redeemed.

     (b)  Mandatory Redemption Event.  Each of the following events shall be
          --------------------------
deemed a "Mandatory Redemption Event":
          --------------------------

          (i) the Corporation fails, as a result of (x) not having a sufficient number of shares of Common Stock authorized and reserved for issuance, (y) failing to obtain the approval of its stockholders as required by paragraph 5(a) hereof, or (z) for any other reason within the control of the Corporation, to issue shares of Common Stock to a Holder and deliver certificates representing such shares (without any restrictive legend under the circumstances described in paragraph 4(e) hereof) to such Holder as and when required by the provisions hereof upon conversion of any Preferred Shares, and such failure continues for ten (10) Business Days;

          (ii) the Corporation breaches, in a material respect, any covenant or other material term or condition of these Articles of Amendment, the Securities Purchase Agreement, the Registration Rights Agreement, the Warrants (as defined in the Securities Purchase Agreement) or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby, and such breach continues for a period of five (5) Business Days after written notice thereof to the Corporation from a Holder;

          (iii) any material representation or warranty made by the Corporation in the Securities Purchase Agreement, as amended by the Letter Agreement dated September 14, 2000, the Registration Rights Agreement, the Warrants or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby or thereby is inaccurate or misleading in any material respect as of the date such representation or warranty was made;

          (iv) (x) the sale, conveyance or disposition of all or substantially all of the assets of the Corporation, the effectuation of a transaction or series of transactions in which more than 50% of the voting power of the Corporation is disposed of, or the consolidation, merger or other business combination of the Corporation with or into any other entity, immediately following which the prior stockholders of the Corporation fail to own, directly or indirectly, at least fifty percent (50%) of the surviving entity or (y) a transaction or series of transactions in which any person acquires control of the Corporation (each a "Change of Control Transaction"). For purposes hereof, "control" shall mean, with respect to the Corporation, the ability to direct the
--------
business, operations or management of the Corporation, whether through an equity interest therein or otherwise; and

          (v) the Common Stock is not quoted on the Nasdaq SmallCap Market or Nasdaq National Market or listed on the New York Stock Exchange or the American Stock Exchange, or trading in the Common Stock on such market or exchange is suspended and such suspension is in effect for more than five consecutive (5) Trading Days, and such suspension or failure to be so quoted or listed occurs as a result of any willful action or failure to act on the part of the Corporation.

     (c)  Mandatory Redemption Price.  The "Mandatory Redemption Price" shall be
          --------------------------        --------------------------
equal to the greater of (i) the Liquidation Preference of the Preferred Shares being redeemed multiplied by one hundred and twenty five percent (125%) and (ii)
               -------------
an amount determined by dividing the Liquidation Preference of the Preferred Shares being redeemed by the Conversion Price in effect on the Mandatory Redemption Date and multiplying the resulting quotient by the average Closing Trade Price for the Common Stock on the five (5) Trading Days immediately preceding (but not including) the Mandatory Redemption Date.

     (d)  Payment of Mandatory Redemption Price.
          -------------------------------------

          (i) The Corporation shall pay the Mandatory Redemption Price to the Holder exercising its right to redemption on the later to occur of (i) the fifth
(5th) Business Day following the Mandatory Redemption Date and (ii) the date on which the Preferred Shares being redeemed are delivered by the Purchaser to the Corporation for cancellation (the "Mandatory Redemption Payment Date").
                                   ---------------------------------

          (ii) If Corporation fails to pay the Mandatory Redemption Price to the Holder on or before the Mandatory Redemption Date, the Holder shall be entitled to interest thereon, from and after the Mandatory Redemption Payment Date until the Mandatory Redemption Price has been paid in full, at an annual rate equal to the Default Interest Rate.

          (iii) If the Corporation fails to pay the Mandatory Redemption Price within ten (10) Business Days of the Mandatory Redemption Date, then the Holder shall have the right to regain its rights as a Holder of the Series B-2 Preferred Stock and, upon written notice to such effect from the Holder, the Corporation shall return to such Holder the certificates representing the Preferred Shares that were delivered to the Corporation in connection with such Mandatory Redemption; in such event, the Conversion Price otherwise applicable to future Conversions of the Preferred Shares shall be reduced by one percent (1%) for each day beyond such 10th Business Day in which the failure to pay the Mandatory Redemption Price continued until the date of such notice; provided, however, that the maximum percentage by which such Conversion Price may be reduced hereunder shall be fifty percent (50%).

8.   MISCELLANEOUS.
     -------------

     (a)  Transfer of Preferred Shares.  Upon notice to the Corporation, a
          ----------------------------
Holder may sell or transfer all or any portion of the Preferred Shares to any person or entity as long as such sale or transfer is the subject of an effective registration statement under the Securities Act or is exempt from registration thereunder and otherwise is made in accordance with the terms of the Securities Purchase Agreement. Notwithstanding the foregoing, no Holder shall knowingly and voluntarily sell any Preferred Shares to an entity that is a competitor of the Corporation. From and after the date of such sale or transfer, the transferee thereof shall be deemed to be a Holder. Upon any such sale or transfer, the Corporation shall, promptly following the return of the certificate or certificates representing the Preferred Shares that are the subject of such sale or transfer, issue and deliver to such transferee a new certificate in the name of such transferee.

     (b)  Notices.  Except as otherwise provided herein, any notice, demand or
          -------
request required or permitted to be given pursuant to the terms hereof, the form or delivery of which notice, demand or request is not otherwise specified herein, shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission on or before 5:00 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

          If to the Corporation:

          WEBB Interactive Services, Inc.
          1800 Glenarm Place, Suite 700
          Denver, Colorado 80202
          Tel:   303-296-9200

          Fax:   303-(303) 292-5039
          Attention:  William Cullen

          with a copy to:

          Gray, Plant, Mooty, Mooty & Bennett, P.A.
          3400 City Center
          33 South Sixth Street
          Minneapolis, MN 55402-3796
          Telecopy:  (612) 333-0066
          Attention:  Lindley S. Branson, Esq.

          and if to any Holder, to such address for such Holder as shall be designated by such Holder in writing to the Corporation.

     (c)  Lost or Stolen Certificate.  Upon receipt by the Corporation of
          --------------------------
evidence of the loss, theft, destruction or mutilation of a certificate representing Preferred Shares, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Corporation and the Transfer Agent, and upon surrender and cancellation of such certificate if mutilated, the Corporation shall execute and deliver to the Holder a new certificate identical in all respects to the original certificate.

     (d)  No Voting Rights.  Except as provided by applicable law and paragraph
          ----------------
8(g) below, the Holders of the Preferred Shares shall have no voting rights with respect to the business, management or affairs of the Corporation; provided that the Corporation shall provide each Holder with prior notification of each meeting of stockholders (and copies of proxy statements and other information sent to such stockholders).

     (e)  Remedies, Characterization, Other Obligations, Breaches and Injunctive
          ----------------------------------------------------------------------
Relief.   The remedies provided to a Holder in these Articles of Amendment shall
------
be cumulative and in addition to all other remedies available to such Holder under these Articles of Amendment or under any Transaction Document (as defined in the Securities Purchase Agreement), at law or in equity (including without limitation a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing contained herein shall limit such Holder's right to pursue actual damages for any failure by the Corporation to comply with the terms of these Articles of Amendment. The Corporation agrees with each Holder that there shall be no characterization concerning this instrument other than as specifically provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder hereof and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof). The Corporation acknowledges that a material breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Corporation agrees, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     (f)  Failure or Delay not Waiver.  No failure or delay on the part of a
          ----------------------------
Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     (g)  Protective Provisions.
          ---------------------

          So long as shares of Series B-2 Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval of the Holders of at least two-thirds (2/3) of outstanding shares of Series B-2 Preferred Stock:

          (i) alter, change, modify or amend (x) the terms of the Series B-2 Preferred Stock in any way or (y) the terms of any other capital stock of the Corporation so as to affect adversely the Series B-2 Preferred Stock;

          (ii) create any new class or series of capital stock having a preference over or ranking pari passu with the Series B-2 Preferred Stock as to redemption or distribution of assets upon a Liquidation Event or any other liquidation, dissolution or winding up of the Corporation;

          (iii) increase the authorized number of shares of Series B-2 Preferred Stock;

          (iv) re-issue any shares of Series B-2 Preferred Stock which have been converted or redeemed in accordance with the terms hereof;

          (v)    issue any Pari Passu Securities or Senior Securities;

          (vi) redeem, or declare, pay or make any provision for any dividend or distribution with respect to, the Common Stock or any other capital stock of the Corporation ranking junior to the Series B-2 Preferred Stock as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation; or

          (vii) issue any Series B-2 Preferred Stock except pursuant to the terms of the Securities Purchase Agreement.

     In the event that the Holders of at least two-thirds of the outstanding shares of Series B-2 Preferred Stock agrees to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series B-2 Preferred Stock pursuant to the terms hereof, then the Corporation will deliver notice of such approved change to the holders of the Series B-2 Preferred

Stock that did not agree to such alteration or change (the "Dissenting Holders")
                                                            ------------------
and the Dissenting Holders shall have the right for a period of thirty (30) days following such delivery to convert their Preferred Shares pursuant to the terms hereof as they existed prior to such alteration or change, or to continue to hold such Preferred Shares. No such change shall be effective to the extent that, by its terms, it applies to less than all of the Holders of Preferred Shares then outstanding.


                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Corporation has duly executed these Articles of Amendment as of the _______ day of September, 2000.



WEBB INTERACTIVE SERVICES, INC.


By:______________________________
     Name:
     Title:

                                                                       EXHIBIT A
                                                                       ---------

                             NOTICE OF CONVERSION

The undersigned hereby elects to convert shares of Series B-2 Convertible Preferred Stock (the "Preferred Stock"), represented by stock certificate No(s). _______________ (the "Preferred Stock Certificates"), into shares of common stock ("Common Stock") of WEBB INTERACTIVE SERVICES, INC. according to the terms and conditions of the Articles of Amendment relating to the Preferred Stock (the "Articles of Amendment"), as of the date written below. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Articles of Amendment. Unless otherwise specified in writing to the Corporation, the undersigned represents to the Corporation that the shares of Common Stock covered by this notice have been or will be sold pursuant to an effective registration statement.

                         Date of Conversion:

                         Number of Shares of
                         Preferred Stock to be Converted:_______________________

                         Applicable                        Conversion

Price:______________________


                         Number of Shares of
                         Common Stock to be Issued:_____________________________

                         Name of Holder:________________________________________

                         Address:    ___________________________________________

                                     ___________________________________________

                                     ___________________________________________


                         Signature:  ___________________________________________
                                     Name:
                                     Title:

Holder Requests Delivery to be made: (check one)
-----------------------------------

    By Delivery of Physical Certificates to the Above Address

    Through Depository Trust Corporation
    (Account _______________________________________________________)

                                   Exhibit B

                              EXCHANGE AGREEMENT


          EXCHANGE AGREEMENT (this "Agreement"), dated as of September 14, 2000,
                                    ---------
by and between WEBB INTERACTIVE SERVICES, INC., a Colorado corporation (the

"Company"), and CASTLE CREEK TECHNOLOGY PARTNERS LLC ("CC").
--------                                               --

          The Company and CC wish to exchange the shares of Series B Convertible Preferred Stock of the Company (the "Series B Preferred Stock") currently held by CC for an equal number of shares of Series B-2 Convertible Preferred Stock (the "Series B-2 Preferred Stock") issued pursuant to Articles of Amendment in
      --------------------------
the form attached hereto as Exhibit A (the "Series B-2 Articles of Amendment").
                                            --------------------------------
The Series B-2 Preferred Stock will be convertible pursuant to the terms of the Series B-2 Articles of Amendment into shares (the "Conversion Shares") of the
                                                   -----------------
Company's common stock, no par value (the "Common Stock"). The Series B-2
                                           ------------
Preferred Stock and the Conversion Shares are collectively referred to herein as the "Securities". Any capitalized term used herein that is not otherwise
     ----------
defined shall have the meaning specified therefor in the Series B-2 Articles of Amendment.

          The exchange contemplated hereby will be effected in reliance upon the exemption from securities registration afforded by the provisions Section 3(a)(9) of the Securities Act of 1933, as amended (the "Securities Act"). In
                                                        --------------
order to induce CC to enter into this Agreement, the Company has agreed to effect the registration of the Conversion Shares under the Securities Act pursuant to a Registration Agreement, the form of which is attached as Exhibit B (the "Registration Agreement").
      ----------------------

          The Company and CC hereby agree as follows:

1.        EXCHANGE.
          --------

          1.1  Agreement to Exchange.  Upon the terms and subject to the
               ---------------------
satisfaction or waiver of the conditions set forth herein, the Company and CC agree to exchange all of the Series B Preferred Stock currently held by CC for an equal number of shares of Series B-2 Preferred Stock (the "Exchange"). The
                                                              --------
date on which the closing (the "Closing") of the Exchange occurs is hereinafter
                                -------
referred to as the "Exchange Date". Subject to the satisfaction or waiver of the
                    -------------
conditions set forth herein, the Exchange will be deemed to occur when CC delivers to the Company, on the terms and subject to the conditions set forth herein, a certificate representing 6,250 shares of Series B Preferred Stock in exchange for a certificate representing 6,250 shares of Series B-2 Preferred Stock.

          1.2  Business Day.  When used herein, "Business Day" shall mean any
               ------------                      ------------
day on which the New York Stock Exchange (the "NYSE") and commercial banks in
                                               ----
the city of New York are open for business.

2.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF CC.
     -----------------------------------------------

     CC hereby represents and warrants to the Company and agrees with the Company that, as of the date of this Agreement and as of the Exchange Date:

     2.1  Authorization; Enforceability. CC is duly and validly organized,
          -----------------------------
validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization with full power and authority to effect the Exchange and to execute and deliver this Agreement. This Agreement and the Registration Agreement each constitutes CC's valid and legally binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) or public policy.

     2.2  Information.  The Company has provided CC with information regarding
          -----------
the business, operations and financial condition of the Company, and has granted to CC the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Securities. Neither such information nor any other investigation conducted by CC or any of its representatives shall modify, amend or otherwise affect CC's right to rely on the Company's representations and warranties contained in this Agreement.

     2.3  Limitations on Disposition.  CC acknowledges that, except as provided
          --------------------------
in the Registration Agreement, the Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

     2.2  Legend.  CC understands that the certificates representing the
          ------
Securities may bear at issuance a restrictive legend in substantially the following form:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, and may not be offered or sold unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under such laws is available in connection with such offer or sale."

     Notwithstanding the foregoing, it is agreed that, as long as (A) the resale or transfer (including without limitation a pledge) of such Securities is registered pursuant to an effective registration statement and CC represents in writing to the Company that such Securities have been or are being sold pursuant to such registration statement, (B) such Securities have been publicly sold pursuant to Rule 144 ("Rule 144") and CC has delivered to the Company customary
                       --------
Rule 144 broker's and seller's representation letters, or (C) such

Securities can be publicly sold pursuant to Rule 144(k) under the Securities Act, such Securities shall be issued without any legend or other restrictive language and, with respect to Securities upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder promptly upon request.

     2.6  No Conflict. The execution, delivery and performance by CC of this
          -----------
Agreement and the Registration Agreement (A) have been approved by all necessary action (corporate or other) on the part of CC and (B) will not result in (i) any material violation of any provisions of its charter, bylaws or any other governing document in effect on the date hereof, (ii) any material violation of any instrument or contract to which it is a party or by which it is bound, or
(iii) the creation of any material lien, charge or encumbrance upon any of its assets.

3.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.
     --------------------------------------------------------

     The Company hereby represents and warrants to CC and agrees with CC that, as of the date of this Agreement and as of the Exchange Date:

     3.1  Organization, Good Standing and Qualification.  Each of the Company
          ---------------------------------------------
and its subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite corporate power and authority to carry on its business as now conducted. Each of the Company and its subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. For purposes of this Agreement, the term "subsidiary" or "subsidiaries" shall mean any entity or entities in which the Company beneficially owns 20% or more of the voting equity thereof.

     3.2  Authorization; Consents.  The Company has the requisite corporate
          -----------------------
power and authority to enter into and perform its obligations under (i) this Agreement and (ii) the Registration Agreement (together, the "Transaction
                                                              -----------
Documents"), to execute and file, and perform its obligations under the Series
---------
B-2 Articles of Amendment, to issue Series B-2 Preferred Stock to CC in accordance with the terms hereof and to issue and deliver Conversion Shares in accordance with the terms of the Series B-2 Articles of Amendment. All corporate action on the part of the Company by its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of, and the performance by the Company of its obligations under, the Transaction Documents and (ii) the authorization, execution and filing of, and the performance by the Company of its obligations under, the Series B-2 Articles of Amendment has been taken, and no further consent or authorization of the Company, its Board of Directors, its stockholders, any governmental agency or organization (other than such approval as may be required under the Securities Act and applicable state securities laws in respect of the Registration Agreement), or any other person or entity is required (pursuant to any rule of the Nasdaq SmallCap Market, or otherwise).

     3.3  Enforcement.  Each of the Transaction Documents constitutes a valid
          -----------
and legally binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) or public policy.

     3.4  Disclosure Documents; Agreements; Financial Statements; Other
          -------------------------------------------------------------
Information.  The Company has filed with the Securities and Exchange Commission
-----------
(the "Commission"): (i) the Company's Annual Report on Form 10-KSB for the year
      ----------
ended December 31, 1999, (ii) Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2000 and June 30, 2000, (iii) all Current Reports on Form 8-K, if any, and any other reports, required to be filed with the Commission since December 31, 1999 and prior to the date hereof and (iv) the Company's definitive Proxy Statement for its 1999 Annual Meeting of Stockholders (collectively, the "Disclosure Documents"). The Company is not aware of any event occurring on or
 --------------------
prior to the Exchange Date (other than the transactions effected hereby) that would require the filing of, or with respect to which the Company intends to file, a Form 8-K after such date. Each Disclosure Document, as of the date of the filing thereof with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act") and, as of the date of
                                       ------------
such filing, such Disclosure Document did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements required to be filed as exhibits to the Disclosure Documents have been filed or incorporated by reference as required by the applicable provisions of the Exchange Act. Neither the Company nor any of its subsidiaries is in breach of any agreement to which it is a party or by which it is bound where such breach could have a material adverse effect on (i) the consolidated business, operations, properties, financial condition, prospects or results of operations of the Company and its subsidiaries taken as a whole, (ii) the transactions contemplated by the Transaction Documents or by the Series B-2 Articles of Amendment, (iii) the Securities or (iv) the ability of the Company to perform its obligations under the Transaction Documents or the Series B-2 Articles of Amendment (collectively, a "Material Adverse Effect"). Except as set forth in the Disclosure Documents,
   -----------------------
the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business which, under generally accepted accounting principles, are not required to be reflected in such financial statements (including the footnotes to such financial statements) and which, individually or in the aggregate, are not material to the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. As of their respective dates, the financial statements of the Company included in the Disclosure Documents have been prepared in accordance with generally accepted accounting principles consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments). The written information described in paragraph 2.3 does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     3.5  Capitalization.  The capitalization of the Company, including its
          --------------
authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Series B-2 Preferred Stock) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares initially to be reserved for issuance upon conversion and exercise of the Series B-2 Preferred Stock is set forth on Schedule 3.5 hereto.
                                                           ------------
All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and non-assessable. Except as set forth on
Schedule 3.5,  no shares of the capital stock of the Company are subject to
------------
preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances created by or through the Company. Except as disclosed on Schedule 3.5, or as contemplated herein, there are no outstanding
             ------------
options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries.

     3.6  Valid Issuance. The Series B-2 Preferred Stock is duly authorized and,
          --------------
when issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company (collectively, "Encumbrances"), (ii) based in part upon the
                                    ------------
representations of CC in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws and (iii) will be entitled to all of the rights, preferences and privileges set forth in the Series B-2 Articles of Amendment. The Conversion Shares are duly authorized and reserved for issuance and, when issued in accordance with the terms of the Series B-2 Articles of Amendment, will be duly and validly issued, fully paid and nonassessable, free and clear of any Encumbrances. The Company's Board of Directors (i) has determined that the Exchange and the consummation of the transactions contemplated by the Transaction Documents and by the Series B-2 Articles of Amendment (including without limitation the issuance of the Conversion Shares upon exercise of the Series B-2 Preferred Stock), are in the best interests of the Company and (ii) has approved the issuance of Conversion Shares upon exercise of the Series B-2 Preferred Stock.

     3.7  No Conflict with Other Instruments.  Neither the Company nor any of
          ----------------------------------
its subsidiaries is in violation of any provisions of its charter, bylaws or any other governing document as amended and in effect on and as of the date hereof or in default (including, without limitation, the provisions of the Company's Articles of Incorporation that set forth the terms of the Series B Preferred Stock) (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any instrument or contract to which it is a party or by which it is bound (including, without limitation, any agreement between the Company and CC), or of any provision of any Federal, state or foreign judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which violation or default could reasonably be expected to have a Material Adverse Effect. The (i) execution, delivery and performance of the Transaction Documents, (ii) execution and filing of the Series B-2 Articles of Amendment and (iii) consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Series B-2 Preferred Stock and the reservation for issuance and issuance of the Conversion Shares) will not, in any such case, result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or of any of its subsidiaries or the triggering of any preemptive or anti-dilution rights or rights of first refusal or first offer, or any similar rights (whether pursuant to a "poison pill" provision or otherwise), on the part of holders of the Company's securities.

     3.8  Financial Condition; Taxes; Litigation.
          --------------------------------------

          3.8.1 The Company's financial condition is, in all material respects, as described in the Disclosure Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. There has been no material adverse change to the Company's business, operations, properties, financial condition, prospects or results of operations since the date of the Company's most recent audited financial statements contained in the Disclosure Documents.

          3.8.2 The Company has filed all tax returns required to be filed by it and paid all taxes which are due, except for taxes which it reasonably disputes or which could not have a Material Adverse Effect.

          3.8.3 Neither the Company nor any of its subsidiaries is the subject of any pending or, to the Company's knowledge, threatened inquiry, investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Commission or any state securities commission or other governmental or regulatory entity which could have a Material Adverse Effect.

          3.8.4 Except as described in the Disclosure Documents, there is no claim, litigation or administrative proceeding pending, or, to the Company's knowledge, threatened or contemplated, against the Company or any of its subsidiaries, or against any officer, director or employee of the Company or any such subsidiary in connection with such person's employment therewith that, individually or in the aggregate, could have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could have a Material Adverse Effect.

     3.9  Reporting Company; Form S-3.  The Company is subject to the reporting
          ---------------------------
requirements of the Exchange Act, has a class of securities registered under
Section 12 of the Exchange Act, and has timely filed all reports required thereby. The Company is eligible to register for resale, in a secondary sale by a selling stockholder, shares of its Common Stock on a registration statement on Form S-3 under the Securities Act. To the Company's knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant's consents) that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Agreement).

     3.10 Acknowledgement of Dilution.  The Company acknowledges that the
          ---------------------------
issuance of Conversion Shares may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Conversion Shares in accordance with the terms of the Series B-2 Articles of Amendment is unconditional and absolute regardless of the effect of any such dilution.

     3.11 Intellectual Property. The Company and its subsidiaries each has the
          ---------------------
right to use adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property rights necessary to conduct the business now operated by it, and is not aware of any infringement by a third party with respect to such rights or of any infringement by it or conflict with asserted rights of others that, in any such case, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have a Material Adverse Effect.

     3.12 Registration Rights; Rights of Participation.  Except as described on
          --------------------------------------------
Schedule 3.12 hereto, (A) the Company has not granted or agreed to grant to any
-------------
person or entity any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority and (B) no person or entity, including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, anti-dilutive right or any similar right to participate in, or to receive securities of the Company or other consideration as a result of, the transactions contemplated by the Transaction Documents which has not been waived or will not be waived or otherwise satisfied as of the Exchange Date.

     3.13 Listing on Nasdaq. The Common Stock is listed on the Nasdaq
          ------------------
National Market, and trading in the Common Stock on such market has not been
--------
suspended. The Company is, to its knowledge, in full compliance with the continued listing criteria of the Nasdaq National Market, and does not
                                         --------
reasonably anticipate that the Common Stock will lose its listing on the Nasdaq National Market, whether by reason of the transactions contemplated by the
--------
Transaction Documents, or otherwise and is not aware of any inquiry by or received any notice from the Nasdaq National Market regarding any failure or
                                     --------
alleged failure by the Company to comply with such criteria.

     3.14 Fees.  The Company is not obligated to pay any compensation or other
          ----
fee, cost or related expenditure to any underwriter, broker, agent or other representative or entity in connection with the transactions contemplated hereby. The Company will indemnify and hold harmless CC from and against any claim by any person or entity alleging that CC is obligated to pay any such compensation, fee, cost or related expenditure in connection with the transactions contemplated hereby.

     3.15 Regulatory Permits.  Each of the Company and its subsidiaries
          ------------------
possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, except where the failure to so possess such certificates, authorizations or permits could not have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which revocation or modification could have a Material Adverse Effect.

     3.16 Key Employees. Each person whose name is set forth on Schedule 3.17
          -------------                                         -------------
(each, a "Key Employee") is currently serving in the capacity indicated on such
          ------------
schedule on a full-time basis. The Company has no knowledge of any fact or circumstance (including without limitation (i) the terms of any agreement to which such person is a party or any litigation in which such person is or may become involved and (ii) any illness or medical condition that could reasonably be expected to result in the disability or incapacity of such person) that would limit or prevent any such person from serving in such capacity on a full-time basis in the foreseeable future, or of any intention on the part of any such person to limit or terminate his or her employment with the Company. Except as described on Schedule 3.17, no Key Employee has borrowed money pursuant to a
             -------------
currently outstanding loan that is secured by Common Stock or any right or option to receive Common Stock.

     3.17 Environment.  Except as disclosed in the Disclosure Documents (i)
          -----------
there is no environmental liability, nor factors likely to give rise to any environmental liability, affecting any of the properties of the Company or any of its subsidiaries that, individually or in the aggregate, would have a Material Adverse Effect and (ii) neither the Company nor any of the subsidiaries has violated any environmental laws applicable to it now or previously in effect ("Environmental Laws"), other than such violations or infringements that,
  ------------------
individually or in the aggregate, have not had and will not have a Material Adverse Effect.

4.   COVENANTS OF THE COMPANY.
     ------------------------

     4.1  Corporate Existence.  The Company shall, so long as CC or any
          -------------------
affiliate of CC beneficially owns any Securities, maintain its corporate existence in good standing under the jurisdiction of its incorporation and shall pay all taxes owed by it when due except for taxes which the Company reasonably disputes.

     4.2  Provision of Information.  The Company shall, so long as CC or any
          ------------------------
affiliate of CC beneficially owns any Securities, provide CC with copies of all materials sent to stockholders, in each such case at the same time that it mails such materials to its stockholders.

     4.3  Reporting Status.  As long as CC or any affiliate of CC beneficially
          ----------------
owns any Securities and until the date on which any of the foregoing may be sold to the public pursuant to Rule 144(k) (or any successor rule or regulation), (i) the Company shall timely file with the Commission all reports required to be so filed pursuant to the Exchange Act and (ii) the Company shall not terminate its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination. The Company agrees to issue a press release describing the transactions contemplated by the Transaction Documents on Monday September 18,
                                                       ----------------------
2000, and to file with the Commission a Form 8-K in the form required by the
----
Exchange Act and sufficient to permit CC to make sales under the Registration Statement numbered 333-87887 and 333-33352 declared effective February 16, 2000 and April 4, 2000, respectively, describing the terms of the transactions contemplated by the Transaction Documents, with this Agreement and all schedules and exhibits attached to such Form 8-K as an exhibit thereto, as soon as
                                                              ----------
practicable and in no event later than the close of business on Tuesday,
------------------------------------------------------------------------
September 19, 2000.
------------------

     4.4  Reservation of Common Stock.  The Company shall at all times following
          ---------------------------
the Exchange Date have authorized and reserved for issuance to CC pursuant to the Series B-2 Preferred Stock, free from any preemptive rights, a number of shares of Common Stock equal to the number of Conversion Shares issuable upon conversion of the Series B-2 Preferred Stock (the "Reserved Amount").
                                                   ---------------

     4.5  Quotation on Nasdaq.  The Company shall (i) promptly following the
          -------------------
Closing, take such action as may be necessary to include all of the Conversion Shares that may be issued by the Company under the Series B-2 Preferred Stock on the Nasdaq National Market, and (ii) use its reasonable commercial efforts to
           --------
maintain the designation and quotation, or listing, of the Common Stock on the Nasdaq SmallCap Market, Nasdaq National Market or the New York Stock Exchange for a minimum of five (5) years following the Exchange Date.

     4.6  No Adverse Action. The Company and its subsidiaries shall refrain,
          -----------------
while any Series B-2 Preferred Stock is outstanding, from taking any action or entering into any arrangement which in any way adversely affects the rights, privileges or benefits available to a holder of Preferred Stock pursuant to the terms of the Series B-2 Articles of Amendment.

5.   CONDITIONS TO CLOSING.
     ---------------------

     5.1  Conditions to CC's Obligations at Closing.  CC's obligations at the
          ------------------------------------------
Closing, including without limitation its obligation to exchange the Series B Preferred Stock for the Series B-2 Preferred Stock, are conditioned upon the satisfaction by the Company (or waiver by CC) of each of the following events as of the Exchange Date:

          5.1.1 the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of such date as if made on such date;

          5.1.2 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Company on or before the Closing;

          5.1.3 the Exchange Date shall occur on a date that is not later than September 30, 2000;

          5.1.4 the Company shall have delivered to CC a certificate, signed by an officer of the Company, certifying that the conditions specified in this paragraph 5.1 have been fulfilled as of the Closing, it being understood that CC may rely on such certificate as though it were a representation and warranty of the Company made herein;

          5.1.5 the Company shall have delivered to CC an opinion of counsel for the Company, dated as of such date, in substantially the form set forth on Exhibit 5.1.5 hereto, and covering such additional matters as may reasonably be requested by CC;

          5.1.6 the Company shall have delivered to CC duly executed certificates representing the Series B-2 Preferred Stock being exchanged;

          5.1.7 the Company shall have executed and delivered the Registration Agreement;

          5.1.8 the Common Stock shall be listed for trading on the Nasdaq National Market and no suspension of trading in the
                    --------

                    Common Stock on such market shall have occurred and be continuing as of the Exchange Date;

          5.1.9 the Company shall have authorized and reserved for issuance the number of shares of Common Stock required to be reserved under paragraph 4.5 hereof, and shall have provided CC with reasonable evidence thereof;

          5.1.10 the Company shall have duly filed the Series B-2 Articles of Amendment with the Secretary of State of the State of Colorado and a copy thereof certified by the Secretary of State of the State of Colorado shall have been delivered to CC and the Series B-2 Articles of Amendment shall not have been amended, modified or rescinded; and

          5.1.11 since the date of this Agreement, there shall not have occurred, in the reasonable judgment of CC, a material adverse change in the business, operations, financial condition, properties, prospects or results of operation of the Company.

     5.2  Conditions to Company's Obligations at the Closing.  The Company's
          ---------------------------------------------------
obligations at the Closing are conditioned upon the satisfaction (or waiver by the Company) of each of the following events as of the Exchange Date:

          5.2.1 the representations and warranties of CC shall be true and correct in all material respects as of such date as if made on such date; and

          5.2.2 CC shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by CC on or before the Closing.

6.   MISCELLANEOUS.
     -------------

          6.1  Survival.  The representations and warranties made by the parties
               --------
herein shall survive the Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties. The Company agrees that it will indemnify and hold harmless CC for any loss, claim, liability, damage or expense, as incurred by CC, arising out of or in connection with (a) a breach by the Company of any representation, warranty or agreement made in any Transaction Document, (b) any cause of action, suit or claim brought or made against such indemnitee (other than directly by the Company solely for breach of this Agreement, or the Registration Agreement by the indemnitee or by governmental or regulatory authorities), and arising out of or resulting from (whether in whole or in part) the execution, delivery, performance or enforcement of any Transaction Document or the Series B-2 Articles of Amendment), any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or the status of the CC as an investor in the Company, except to the extent that such actual loss or damage results from a breach by such indemnitee of this Agreement or the Registration Agreement or from a CC's violation of law, or (c) any characterization concerning any Transaction Document or the Series B-2 Articles of Amendment other than as expressly provided herein or therein, as the case may be, including, without limitation, any characterization that the exercise of CC rights and remedies under any of the Transaction Documents or the Series B-2 Articles of Amendment (or through a combination) results in a CC acting (or agreeing to act) other than independently and on its own behalf. The right to indemnification shall include the right to advancement of expenses as they are incurred.

          6.2  Successors and Assigns.  The terms and conditions of this
               ----------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign it rights or obligations under this Agreement except as may be specifically provided by the Transaction Documents.

          6.3  No Reliance.  Each party acknowledges that (i) it has such
               -----------
knowledge in business and financial matters as to be fully capable of evaluating the Transaction Documents and the transactions contemplated hereby and thereby,
(ii) it is not relying on any advice or representation of the other party in connection with entering into the Transaction Documents or such transactions (other than the representations made in the

Transaction Documents), (iii) it has not received from such party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into the Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into the Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by such party.

          6.4  Injunctive Relief.  The Company acknowledges that a breach by it
               -----------------
of its obligations hereunder will cause irreparable harm to CC and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss.

          6.5  Governing Law; Jurisdiction.  This Agreement shall be governed by
               ---------------------------
and construed under the laws of the State of Illinois without regard to the conflict of laws provisions thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in City of Chicago, for the adjudication of any dispute hereunder or under any Transaction Document or the Series B-2 Articles of Amendment or in connection herewith or therewith or with any transaction contemplated hereby or thereby or discussed herein or therein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

          6.6  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

          6.7  Headings; Drafting.  The headings used in this Agreement are used
               ------------------
for convenience only and are not to be considered in construing or interpreting this Agreement. The parties shall be deemed to have participated jointly in the drafting of the Transaction Documents, and no provision hereof or thereof shall be construed against any party as the drafter thereof.

          6.8  Notices.  Any notice, demand or request required or permitted to
               -------
be given by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

          If to the Company:

          WEBB Interactive Services, Inc.
          1800 Glenarm Place, Suite 700
          Denver, Colorado 80202
          Tel:  303-296-9200
          Fax:  303-292-5309
          Attn: William Cullen

          with a copy to:

          Gray, Plant, Mooty, Mooty & Bennet, P.A.
          3400 City Center
          33 South Sixth Street
          Minneapolis, MN 55402-3796
          Tel:  612-343-2827
          Fax:  612-333-0066
          Attn: Lindley S. Branson, Esq.


and if to a CC, to such address as shall be designated by CC in writing to the Company.

          6.9  Expenses.  The Company and CC each shall pay all costs and
               --------
expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement; provided, however, that the Company shall
                                   --------  -------
reimburse CC at the Closing for all out-of-pocket expenses (including without limitation reasonable legal fees and expenses) incurred by it in connection its due diligence investigation of the Company and the negotiation, preparation, execution, delivery and performance of the Transaction Documents in an amount
                                                                 ------------
not to exceed Ten Thousand Dollars ($10,000).
--------------------------------------------

          6.10 Entire Agreement; Amendments; Waiver.  The Transaction Documents
               ------------------------------------
constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and CC.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

WEBB INTERACTIVE SERVICES, INC.


By: __________________________
     Name:
     Title:


CASTLE CREEK TECHNOLOGY PARTNERS LLC


By:  Castle Creek Partners, L.L.C.
Its: Investment Manager

        By: _______________________________________
            Michael L. Spolan, Managing Director

                                   Exhibit C

                            REGISTRATION AGREEMENT


          REGISTRATION AGREEMENT (this "Agreement"), dated as of September __,
                                        ---------
2000, by and between WEBB INTERACTIVE SERVICES, INC., a Delaware corporation (the "Company"), and Castle Creek Technology Partners LLC. ("CC").
      -------                                                --

     The Company has agreed with CC to exchange shares of the Company's Series B Convertible Preferred Stock, no par value (the "Series B Preferred Stock"), held
                                                ------------------------
by CC for an equal number of shares of the Company's Series B-2 Convertible Preferred Stock, no par value (the "Series B-2 Preferred Stock") pursuant to an
                                    --------------------------
Exchange Agreement, dated as of September ___, 2000. The Series B-2 Preferred Stock will be issued pursuant to Articles of Amendment in the form attached to the Exchange Agreement (the "Series B-2 Articles of Amendment"). In order to
                             --------------------------------
induce CC to enter into the Exchange Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and under applicable state securities laws. Capitalized
      --------------
terms used herein and not otherwise defined shall have the respective meanings set forth in the Exchange Agreement or the Series B-2 Articles of Amendment, as applicable.

     In consideration of CC entering into the Exchange Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   DEFINITIONS.
          -----------

     For purposes of this Agreement, the following terms shall have the meanings specified:

          (a) "Business Day" shall have the meaning specified in the Exchange
               ------------
          Agreement;

          (b) "Holder" means any person owning or having the right to acquire,
               ------
          through conversion of the Series B-2 Preferred Stock, Registrable Securities, including initially CC and thereafter any permitted assignee thereof;

          (c) "Effective Date" means the date on which the Registration
               --------------
          Statement is declared effective by the Securities and Exchange Commission (the "Commission").
                           ----------

          (d) "Filing Deadline" means September 30, 2000;
               ---------------

          (e) "Register", "registered" and "registration" refer to a
               --------    ----------       ------------
          registration effected by preparing and filing a registration statement or statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act ("Rule 415") or any successor rule
                                              --------
          providing for the offering of securities on a continuous or delayed basis ("Registration Statement"), and the declaration or ordering of
                  ----------------------
          effectiveness of the Registration Statement by the Commission;

          (f) "Registration Deadline" means December 31, 2000; and
               ---------------------

          (g) "Registrable Securities" means the Conversion Shares and any other
               ----------------------
          shares of Common Stock issuable pursuant to the terms of the Series B-2 Articles of Amendment, and any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of the Conversion Shares.

     2.   MANDATORY REGISTRATION.
          ----------------------

          (a) On or before the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement on Form S-3 as a "shelf" registration statement under Rule 415 covering the resale of the number of shares of Registrable Securities equal to the Reserved Amount (as defined in the Exchange Agreement). The Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of shares of Common Stock as may be required to effect conversion of the Series B-2 Preferred Stock in order to prevent dilution resulting from stock splits, stock dividends or similar events.

          (b) The Company shall use its best efforts to cause the Registration Statement to become effective as soon as practicable following the filing thereof, but in no event later than the Registration Deadline. The Company shall respond promptly to any and all comments made by the staff of the Commission on the Registration Statement (but in no event later than fifteen (15) Business Days following the Company's receipt thereof), and shall submit to the Commission, within three (3) Business Days after the Company learns that no review of the Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on the Registration Statement, as the case may be, a request for acceleration of the effectiveness of the Registration Statement to a time and date not later than forty eight (48) hours after the submission of such request. The Company shall maintain the effectiveness of the Registration Statement until the earlier to occur of (i) the date on which all of the Registrable Securities have been sold pursuant to the Registration Statement and (ii) the date on which all of the remaining Registrable Securities (in the reasonable opinion of counsel to the Holders) may be immediately sold to the public without registration and without regard to the amount of Registrable Securities which may be sold by a Holder thereof at a given time (the period beginning on the Registration Deadline and ending on the earlier of such dates being referred to herein as the "Registration Period").
                                                        -------------------

          (c) If the Registration Statement is not declared effective by the Commission on or before April 15, 2001 (a "Default Event"), the Company shall
                                           -------------
pay to each Holder an amount equal to the lesser of (x) two percent (2%) per thirty calendar day period (prorated for any period of less than thirty calendar days) and (y) the highest rate permitted by applicable law, times the Stated
                                                            -----
Value of the Series B-2 Preferred Stock initially issued to such Holder, accruing daily and compounded monthly, from the date on which a Default Event occurs until the date on which such Default Event has been cured and is no longer continuing, provided that if the date the registration statement is
                 ---------------------------------------------------------
declared effective is delayed due primarily to the act or failure to act of CC,
-------------------------------------------------------------------------------
the April 15 deadline shall be extended by the number of days caused by such act
--------------------------------------------------------------------------------
or failure to act.  The amounts paid or payable by the Company hereunder shall
-----------------
be in addition to any other remedies available to each Holder at law or in equity or pursuant to the terms hereof or the Exchange Agreement, or otherwise. Payments of such amounts pursuant hereto shall be made in immediately available funds within five (5) Business Days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, payments shall be made at the end of each thirty-day period.

     3.   PIGGYBACK REGISTRATION.
          -----------------------

          If at any time prior to the expiration of the Registration Period, (i) the Company proposes to register shares of Common Stock under the Securities Act in connection with the public offering of such shares for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or employee stock award or a registration on Form S-4 under the Securities Act or any successor or similar form registering stock issuable upon a reclassification, a business combination involving an exchange of securities or an exchange offer for securities of the issuer or another entity, or a registration statement on Form S-3 covering the resale of securities issued in connection with a corporate acquisition) (a "Proposed Registration") and (ii)
                                                ---------------------
a registration statement covering the sale of all of the Registrable Securities is not then effective and available for sales thereof by the Holders, the Company shall, at such time, promptly give each Holder written notice of such Proposed Registration. Each Holder shall have twenty (20) days from its receipt of such notice to deliver to the Company a written request specifying the amount of Registrable Securities that such Holder intends to sell and such Holder's intended method of distribution. Upon receipt of such request, the Company shall use its best efforts to cause all Registrable Securities which the Company has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder; provided, however, that the Company shall have the right to postpone or
        --------  -------
withdraw any registration effected pursuant to this Section 3 without obligation to the Holder. If, in connection with any underwritten public offering for the account of the Company or for shareholders of the Company that have contractual rights to require the Company to register shares of Common Stock, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in the judgment of such underwriter(s), marketing or other factors dictate such limitation is necessary to facilitate such offering, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which each Holder has requested inclusion hereunder as such underwriter(s) shall permit. Any such exclusion of Registrable Securities shall be made pro rata among the Holders seeking to include Registrable Securities in the Registration Statement, in proportion to the number of Registrable Securities sought to be included by such Holders; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement.

     4.   OBLIGATIONS OF THE COMPANY.
          --------------------------

          In addition to performing its obligations hereunder, including without limitation those pursuant to paragraphs 2(a) and 2(b) above, the Company shall:

          (a) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act or to maintain the effectiveness of the Registration Statement during the Registration Period, or as may be reasonably requested within a reasonable time prior to any proposed sale by a Holder in order to incorporate information concerning such Holder or such Holder's intended method of distribution;

          (b) secure the listing of all Registrable Securities on the Nasdaq SmallCap Market prior to the date on which the Registration Statement relating to such Registrable Securities becomes effective;

          (c) furnish to each Holder such number of copies of the prospectus included in such Registration Statement, including a preliminary prospectus, if any, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of such Holder's Registrable Securities;

          (d) use all commercially reasonable efforts to register or qualify the Registrable Securities under the securities or "blue sky" laws of such jurisdictions within the United States as shall be reasonably requested from time to time by a Holder, and do any and all other acts or things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition of the Registrable Securities in such jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

          (e) in the event of an underwritten public offering of the Registrable Securities, enter into (together with all Holders proposing to distribute Registrable Securities through such underwriting) and perform its obligations under an underwriting agreement, in usual and customary form reasonably acceptable to the Company, with the managing underwriter of such offering;

          (f) notify each Holder immediately upon the occurrence of any event as a result of which the prospectus included in such Registration Statement, as then in effect, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and as promptly as practicable, prepare, file and furnish to each Holder a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (g) use all commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of such Registration Statement and, if such an order is issued, to obtain the withdrawal thereof at the earliest possible time and to notify each Holder of the issuance of such order and the resolution thereof;

          (h) furnish to each Holder, on the date that such Registration Statement becomes effective, (x) a letter, dated such date, of outside counsel representing the Company (and reasonably acceptable to such Holder) addressed to such Holder, confirming the effectiveness of the Registration Statement and, to the knowledge of such counsel, the absence of any stop order, and (y) in the case of an underwriting, (A) an opinion addressed to the underwriters, dated such date, of such outside counsel, in such form and substance as is required to be given to such underwriters, and (B) a letter addressed to such underwriters, dated such date, from the Company's independent certified public accountants, in such form and substance as is required to be given by the Company's independent certified public accountants to such underwriters;

          (i) provide each Holder and its representatives the opportunity to conduct a reasonable inquiry of the Company's financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which such Holder may reasonably request in order to fulfill any due diligence obligation on its part; and

          (j) permit counsel retained for such purpose by each Holder to review the Registration Statement and all amendments and supplements thereto, and any comments made by the staff of the Commission and the Company's responses thereto, within a reasonable period of time prior to the filing thereof with the Commission (or, in the case of comments made by the staff of the Commission, within a reasonable period of time following the receipt thereof by the Company) and amend such materials in accordance with the comments of such counsel.

     5.   OBLIGATIONS OF EACH HOLDER.
          --------------------------

     In connection with the registration of the Registrable Securities pursuant to the Registration Statement, each Holder shall:

          (a) furnish to the Company in writing such information regarding itself and the intended method of disposition of Registrable Securities as the Company shall reasonably request in order to effect the registration thereof;

          (b) upon receipt of any notice from the Company of the happening of any event of the kind described in paragraphs 4(f) or 4(g), immediately discontinue any sale or other disposition of Registrable Securities pursuant to the Registration Statement until the filing of an amendment or supplement as described in paragraph 4(f) or withdrawal of the stop order referred to in paragraph 4(g);

          (c) in the event of an underwritten offering of the Registrable Securities, enter into a customary and reasonable underwriting agreement and execute such other documents as the managing underwriter for such offering may reasonably request;

          (d) to the extent required by applicable law, deliver a prospectus to the purchaser of Registrable Securities;

          (e) notify the Company when it has sold all of the Registrable Securities theretofore held by it; and

          (f) promptly notify the Company in the event that any information supplied by such Holder in writing for inclusion in the Registration Statement or related prospectus is untrue or omits to state a material fact required to be stated therein or necessary to make such information not misleading in light of the circumstances then existing.


     6.   INDEMNIFICATION.
          ---------------

     In the event that any Registrable Securities are included in a Registration Statement under this Agreement:

          (a) To the extent permitted by law, the Company shall indemnify and hold harmless each Holder, the officers, directors, employees and agents of such Holder, and each person, if any, who controls such Holder within the meaning of the Securities

Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against
                                                             --------
any losses, claims, damages, liabilities or reasonable out-of-pocket expenses (whether joint or several) (collectively, including legal or other expenses reasonably incurred in connection with investigating or defending same, "Losses"), insofar as any such Losses arise out of or are based upon (i) any
 ------
untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus, if any, or final prospectus contained therein or any amendments or supplements thereto, or
(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Subject to the provisions of paragraph 6(c) below, the Company will reimburse such Holder, and each such officer, director, employee, agent or controlling person for any legal or other expenses as reasonably incurred by any such entity or person in connection with investigating or defending any Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be obligated to indemnify any person for any Loss to the extent that such Loss arises out of or is based upon and in conformity with written information furnished by such person expressly for use in such Registration Statement; and provided, further, that the Company shall not be required to indemnify any person to the extent that any Loss results from such person selling Registrable Securities (i) to a person to whom there was not sent or given, at or prior to the written confirmation of the sale of such shares, a copy of the prospectus, as most recently amended or supplemented, if the Company has previously furnished or made available copies thereof or (ii) during any period following written notice by the Company to such Holder of an event described in paragraph 4(f) or 4(g).

          (b) To the extent permitted by law, each Holder, acting severally and not jointly, shall indemnify and hold harmless the Company, the officers, directors, employees, agents and representatives of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the 1934 Act, against any Losses to the extent (and only to the extent) that any such Losses arise out of or are based upon and in conformity with written information furnished by such Holder expressly for use in such Registration Statement; and such Holder will reimburse any legal or other expenses as reasonably incurred by the Company and any such officer, director, employee, agent, representative, or controlling person, in connection with investigating or defending any such Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this paragraph 6(b) exceed the net proceeds resulting from the sale of the Registrable Securities sold by such Holder under the Registration Statement.

          (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 with respect to such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6 or with respect to any other action unless the indemnifying party is materially prejudiced as a result of not receiving such notice.

          (d) In the event that the indemnity provided in paragraph 6(a) or 6(b) is unavailable or insufficient to hold harmless an indemnified party for any reason, the Company and each Holder agree, severally and not jointly, to contribute to the aggregate Losses to which the Company or such Holder may be subject in such proportion as is appropriate to reflect the relative fault of the Company and such Holder in connection with the statements or omissions which resulted in such Losses; provided, however, that in no case shall such Holder be responsible for any amount in excess of the proceeds resulting from the sale of the Registrable Securities sold by it under the Registration Statement. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by such Holder. The Company and each Holder agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph 6(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to indemnification or contribution from any person who is not guilty of fraudulent misrepresentation. For purposes of this Section 6, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee or agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee or agent of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph 6(d).

          (e) The obligations of the Company and each Holder under this Section 6 shall survive the conversion of the Series B Preferred Stock in full, the completion of any offering of Registrable Securities pursuant to a Registration Statement under this Agreement, or otherwise.

     7.   REPORTS.
          -------

          With a view to making available to each Holder the benefits of Rule 144 under the Securities Act ("Rule 144") and any other similar rule or regulation of the Commission that may at any time permit such Holder to sell securities of the Company to the public without registration, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144;

          (b) file with the Commission in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the 1934 Act; and

          (c) furnish to such Holder, so long as such Holder owns any Registrable Securities, forthwith upon written request (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, and the 1934 Act, (ii) to the extent not publicly available through the Commission's EDGAR database, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing such Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration.

     8.   MISCELLANEOUS.
          -------------

          (a) Expenses of Registration.  All expenses, other than underwriting
              ------------------------
discounts and commissions and fees and expenses of counsel to the Holder, incurred in connection with the registrations, filings or qualifications described herein, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, the fees and disbursements of counsel for the Company, and the fees and disbursements incurred in connection with the opinion and letter described in paragraph 4(h) hereof, shall be borne by the Company.

          (b) Amendment; Waiver.  Any provision of this Agreement may be amended
              -----------------
only pursuant to a written instrument executed by the Company and the Holder. Any waiver of the provisions of this Agreement may be made only pursuant to a written instrument executed by the party against whom enforcement is sought. The failure of any party to exercise any right or remedy under this Agreement or otherwise, or the delay by any party in exercising such right or remedy, shall not operate as a waiver thereof.

          (c) Notices.  Any notice, demand or request required or permitted to
              -------
be given by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the day actually received after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

          If to the Company:

          WEBB Interactive Services, Inc.
          1800 Glenarm Place, Suite 700
          Denver, Colorado 80202
          Tel: 303-296-9200
          Fax: 303-292-5309
          Attn: William Cullen

          with a copy to:

          Gray, Plant, Mooty, Mooty & Bennet, P.A.
          3400 City Center
          33 South Sixth Street
          Minneapolis, MN 55402-3796
          Tel: 612-343-2827
          Fax: 612-333-0066
          Attn: Lindley S. Branson, Esq.



and if to any Holder, to such address as shall be designated by such Holder in writing to the Company.

          (d) Termination.  This Agreement shall terminate on the earlier to
              -----------
occur of (a) the end of the Registration Period and (b) the date on which all of the Registrable Securities have been publicly distributed; but any such termination shall be without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination and (ii) the indemnification and contribution obligations under this Agreement.

          (e) Assignment.  Upon the transfer of Series B-2 Preferred Stock or
              ----------
Registrable Securities by a Holder, the rights of such Holder hereunder with respect to the securities so transferred shall be assigned automatically to the transferee thereof as long as: (i) the Company is, within a reasonable period of time following such transfer, furnished with written notice of the name and address of such transferee, (ii) the transferee agrees in writing with the Company to be bound by all of the provisions hereof and (iii) such transfer is made in accordance with the applicable requirements of the

Articles of Amendment; provided, however, that the registration rights granted
                       --------  -------
in this Agreement shall not be transferred to any person or entity that receives any such security pursuant to an effective registration statement under the Securities Act or pursuant to a transaction under Rule 144 or any successor provision thereto.

          (f) Counterparts.  This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument. This Agreement, once executed by a party, may be delivered to any other party hereto by facsimile transmission.

          (g) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of Illinois without regard to the conflict of laws provisions thereof.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

WEBB INTERACTIVE SERVICES, INC.



By:  __________________________
     Name:
     Title:



CASTLE CREEK TECHNOLOGY PARTNERS LLC


By:  Castle Creek Partners, L.L.C.
Its: Investment Manager

        By: ______________________________
            Michael L. Spolan, Managing Director